UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2010
PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee	37201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 744-3700
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     The 2010 annual meeting of shareholders of Pinnacle Financial Partners, Inc., a Tennessee corporation (the “Company”) was held on April 20, 2010. At the 2010 annual meeting (the “Annual Meeting”), Sue G. Atkinson, Harold Gordon Bone, Gregory L. Burns, Clay T. Jackson and Gary L. Scott were elected as Class I directors to hold office for a term of three years and until their successors are duly elected and qualified and Hal N. Pennington was elected as a Class III director to hold office for a term of two years and until his successor is duly elected and qualified. In addition, at the Annual Meeting, the shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 and approved the compensation of the Company’s named executive officers as disclosed in the definitive proxy statement delivered to the Company’s shareholders in connection with the Annual Meeting and filed with the Securities and Exchange Commission on March 10, 2010 (the “Proxy Statement”).
     The final voting results of the director elections, ratification proposal and approval of compensation for the Company’s named executive officers which were described in more detail in the Proxy Statement, are set forth below.
     (1) Each director was elected by the following tabulation:

	For	Withheld	Broker Non-Votes

Sue G. Atkinson	16,866,709	6,733,803	5,085,688
Harold Gordon Bone	21,979,419	1,621,093	5,085,688
Gregory L. Burns	21,963,925	1,636,587	5,085,688
Clay T. Jackson	16,637,902	6,962,610	5,085,688
Gary L. Scott	17,347,216	6,253,296	5,085,688
Hal N. Pennington	22,952,051	648,461	5,085,688
     In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.
     (2) The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
27,886,621	297,571	501,913	95
     (3) The advisory non-binding vote on the compensation of the Company’s named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
21,097,556	1,802,418	700,038	5,086,188

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/ Harold R. Carpenter
	Name:	Harold R. Carpenter
	Title:	Executive Vice President and Chief Financial Officer

Date: April 23, 2010